Exhibit 10.16

                                 PC-EPHONE, INC.
                             2001 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the PC-Ephone, Inc. 2001 Stock Option Plan (the "Plan") is to provide an incentive to officers, directors, employees, independent contractors, and consultants of PC-EPhone, Inc., a Nevada corporation (the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "PCPH") to remain in the employ of PCPH or provide services to PCPH and contribute to its success. This Plan was adopted by the Board of Directors as of May 1, 2002, and approved by the stockholders of the Company, as of ______, 2002.

         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Section 424(e) and (f) of the Code.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Plan Committee") which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two individuals, each of whom shall be a "nonemployee director," as defined in Rule 16b-3, as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and ("SAR") agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to:

                  (a) Determine the persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

                  (b) Determine the number of options and SARs to be granted to each optionee;

                  (c) Determine the price to be paid for each share of Stock issued (or otherwise sold) upon the exercise of each option and the manner and condition in which each option may be exercised;


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                  (d) Determine the period within which each option and SAR may be exercised, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan);

                  (e) Determine whether to grant incentive stock options, or non-qualified stock options, or both (to the extent that any option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option); provided, however, that incentive stock options may only be granted to employees;

                  (f) Interpret the Plan and the Award Agreements (as hereinafter defined) hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; and

                  (g) Determine the terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

         The Plan Committee may require that each optionee enter into a stock option or other written agreement with the Company, which will set forth all the terms and conditions of the grant of options or SARs (the "Award Agreement"). The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith, as shall be determined by the Plan Committee.

         The optionee shall take whatever additional actions and execute whatever additional documents the Plan Committee may, in its reasonable judgment, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the optionee pursuant to the express provisions of the Plan and the applicable Award Agreement. The Plan Committee shall cause each option to be designated as an incentive stock option or a non-qualified stock option.

         The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

         If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

         3. ELIGIBILITY. Officers, directors and employees of PCPH, independent contractors, consultants and other persons providing significant services to PCPH shall be eligible to receive grants of options under the Plan.



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         4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 5,000,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options or SARs may be granted to an optionee who is an employee of PCPH shall not exceed 300,000 shares in any fiscal year during the term of the Plan.

         The certificates for Stock issued hereunder may include any legend, which the Plan Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the Award Agreement, or as the Plan Committee may otherwise deem appropriate.

         5.       TERMS OF OPTIONS AND SARS.

                  (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of PCPH. Each Award Agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                           (i)      OPTION  PRICE.  The price to be paid for
each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (for purposes of Sections 422(b)(6) and 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, "Fair Market Value" of the shares shall be the closing sales price reported for the Stock on the applicable date,
(A) as reported by the principal national securities exchange in the United States on which it is then traded, (B) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, or (C) if the Stock is not traded in any market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules, (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party), as may be established by the Committee in its discretion; provided, however, that, where the shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the shares have not been traded for 10 trading days.


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                           (ii)     PERIOD OF OPTION AND  EXERCISE.  The period
or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten (10) years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (for purposes of Sections 422 (b)(6) and 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

                           (iii)    PAYMENT  FOR  STOCK.  The  option  exercise
price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                           (iv)     LIMITATION ON AMOUNT  BECOMING  EXERCISABLE
IN ANY ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

                           (v)      DISQUALIFYING  DISPOSITIONS  OF INCENTIVE
STOCK OPTIONS. If Shares acquired upon exercise of an incentive stock option are disposed of in a disqualifying disposition, within the meaning of Section 422 of the Code, by an optionee prior to the expiration of either two years from the date of grant of such option or one year from the transfer of Shares to the optionee pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

                  (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of PCPH and to consultants, independent contractors and other persons who provide substantial services to PCPH. Each nonqualified stock option granted under the Plan shall be evidenced by an Award Agreement between the person to whom such option is granted and the Company. Such Award Agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:



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                           (i)      OPTION  PRICE.  The price to be paid for
each share of stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted, but in no event shall be less than 85% of the Fair Market Value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the Fair Market Value of Stock is relevant to the pricing of the option by the Plan Committee, Fair Market Value of the Stock shall be determined as set forth in
Section 5(a)(i) hereof.

                           (ii)     PERIOD OF OPTION AND EXERCISE.  The periods,
installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                           (iii)    PAYMENT  FOR  STOCK.  The  option  exercise
price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. The Plan Committee may also provide, in the case of any nonqualified option, that such option may be exercised on a cashless basis, by Optionee's submitting the original Award Agreement, together with a statement to such effect on Optionee's election form. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                  (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

                           (i)      RIGHT  OF  OPTIONEE.  Each SAR  shall
entitle the holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

                           (ii)     EXERCISE.  An SAR shall be  exercisable
only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.



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                           (iii)    RULES.  The Plan  Committee  may withdraw
any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

                           (iv)     FRACTIONAL  SHARES.  No  fractional  shares
shall be issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

                           (v)      SHARES SUBJECT TO PLAN.  Upon the exercise
of an SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.

         6. NONTRANSFERABILITY. The options and SARs granted pursuant to the Plan shall be nontransferable, except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession; provided, that the Plan Committee may permit additional transfers, on a general or specific basis, and may impose conditions and limitations on any such transfer.

         7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement, or unless otherwise specified by the Plan Committee, upon termination of the optionee's employment or other relationship with PCPH, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

                  (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

                  (b) RETIREMENT. Upon the retirement (either pursuant to an PCPH retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.


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                  (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of PCPH for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to the Company (each an "Other Termination") any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such Other Termination) within such period after the date of such Other Termination (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

                  (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

         8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

         9.       ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

                  (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment may be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, in the number of SARs with respect to any unexercised shares, and in any other appropriate terms of options or SARs. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

                  (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, unless otherwise provided by the Plan Committee, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

         10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of


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such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required, as determined in the discretion of the Plan Committee, to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

         12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

                  (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

                  (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

                  (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

                  (d) The class of persons eligible to receive ptions or SARs under the Plan as set forth in Section 3 shall not be changed; and

                  (e) This Section 12 may not be amended in a manner that limits or reduces the amendments, which require shareholder approval.

         13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

         14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.


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         15.      NO RIGHTS AS STOCKHOLDER. Neither the optionee nor any person entitled to exercise the optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the option as provided for herein.

         16. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by an Award Agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the Award Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

         17. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of PCPH or to continue to perform services for PCPH, or shall interfere with or restrict in any way the rights of PCPH to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

         18. GOVERNING LAW. This Plan and the Award Agreements shall be governed by and construed in accordance with the laws of the State of Nevada. The Company is contemplating changing its domicile from the State of Nevada to the State of Delaware. Upon the effective date of such change, if applicable, the Plan and the Award Agreements made thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, or of such other state in which the Company becomes domiciled.


         Executed and dated as of the date first written above at San Diego, California.


PC-EPhone, Inc., a Nevada corporation



                                     By: /s/ David C. Meltzer
                                        ------------------------------------
                                             David C. Meltzer
                                             Chief Executive Officer